CITY NATIONAL ROCHDALE FUNDS

City National Rochdale Diversified Equity Fund

City National Rochdale Full Maturity Fixed Income Fund

Supplement dated October 4, 2013 to the currently effective Summary Prospectuses, Statutory Prospectus and Statement of Additional Information

On September 17, 2013, the Board of Trustees of City National Rochdale Funds (the “Trust”) approved the reorganizations listed below:

•
Reorganization of the City National Rochdale Diversified Equity Fund series of the Trust (the “Diversified Fund”) into the City National Rochdale U.S. Core Equity Fund series of the Trust (the “Core Fund”).

•
Reorganization of the City National Rochdale Full Maturity Fixed Income Fund series of the Trust (the “Full Maturity Fund” and, together with the Diversified Fund, the “Target Funds”) into the City National Rochdale Intermediate Fixed Income Fund series of the Trust (the “Intermediate Fund” and, together with the Core Fund, the “Acquiring Funds”).

The reorganization of each Target Fund is subject to approval by its shareholders.  During the fourth quarter of 2013, shareholders of each Target Fund will be sent a combined prospectus/proxy statement that will contain additional information about the relevant reorganization and voting instructions.

If the proposed reorganization of a Target Fund is approved by its shareholders, the Target Fund will transfer its assets to the corresponding Acquiring Fund and the Acquiring Fund will assume the liabilities of the Target Fund. On the closing date of each reorganization, Target Fund shareholders will receive shares of the corresponding Acquiring Fund as follows:

•	Diversified Fund shareholders will receive shares of the Core Fund of the same class and equal in aggregate net asset value to the value of their shares of the Diversified Fund.

•	Full Maturity Fund shareholders will receive Institutional Class shares of the Intermediate Fund equal in aggregate net asset value to the value of their shares of the Full Maturity Fund.

If approved by shareholders, each reorganization is expected to be effective late in the fourth quarter of 2013 or early in the first quarter of 2014.  In preparation for each reorganization, each Target Fund may deviate from its investment objective and principal investment strategies.  Shareholders should consult their tax advisers concerning the potential tax consequences of the reorganizations to them, including any applicable foreign, state or local income tax consequences.

Effective November 15, 2013, shares of the Target Funds will no longer be offered to new shareholders, and shareholders of any other series of the Trust will not be able to exchange their shares of such series for shares of either Target Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNI-SK-030-0100